SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) October 20, 2003

CEF Equipment Holding, L.L.C.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-99053	75-3066756

(Commission File Number)	(I.R.S. Employer Identification No.)

44 Old Ridgebury Road, Danbury, Connecticut	06810

(Address of Principal Executive Offices)	(Zip Code.)

(203) 796-5518 (Registrant’s Telephone Number, Including Area Code)

No Change (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events.

          None

Item 7. Financial Statements and Exhibits.

          (a) Not applicable

          (b) Not applicable

          (c) Exhibits.

Exhibit
No.	Document Description

20	Monthly Report dated October 20, 2003

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SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEF EQUIPMENT HOLDING, L.L.C.
(Registrant)

Dated: October 20, 2003	By:	/s/ Michael Cipolla

Name: Michael Cipolla
Title: Vice President

INDEX TO EXHIBITS

Exhibit		Sequential
No.	Document Description	Page No.

20	Monthly Report dated October 20, 2003

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